SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2003


                           Double Eagle Petroleum Co.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                       0-6529                 83-0214692
           --------                       ------                 ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

            777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (307) 237-9330

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Item 4. Changes in Registrant's Certifying Accountant

     Effective as of October 13, 2003, Lovelett, Skogen & Associates, P.C. ("LSA") was replaced by the Registrant as the Registrant's principal accountant and the Registrant engaged HEIN + ASSOCIATES LLP as the principal accountant to audit the Registrant's financial statements. The Audit Committee of the Registrant's Board of Directors recommended and approved these actions.

     The December 9, 2002 accountants' report (the "Report") of LSA regarding the financial statements of the Registrant as of August 31, 2002 and 2001 and for the years ended August 31, 2002, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between management and LSA during the Registrant's two most recent fiscal years or during any subsequent period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which, if not resolved to the satisfaction of LSA, would have caused that firm to make reference in connection with its report to the subject matter of the disagreements.

     The Registrant has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging HEIN + ASSOCIATES LLP, consulted with HEIN + ASSOCIATES LLP regarding:

     (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided by HEIN + ASSOCIATES LLP which was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).

     LSA has issued a letter addressed to the Securities And Exchange Commission stating whether LSA agrees with the statements contained in this Form 8-K. A copy of that letter is attached to this Form 8-K as Exhibit 16.

Item 5. Other Events and Regulation FD Disclosure.

     On October 13, 2003, the Company entered into an equipment financing facility with Commercial Federal Bank (the "Bank") pursuant to which the Company may borrow up to $1,870,000 for the purpose of acquiring two large gas compressor units and related equipment to be installed in the Cow Creek Field. The facility is evidenced by a Promissory Note (the "Note") and a Deed Of Trust, Mortgage, Security Agreement, Assignment Of Profits And Proceeds, Financing Statement And Fixtures Filing (the "Deed Of Trust"). The Note provides that the Bank will loan the Company up to $1,870,000 at a floating interest rate equal to the prime rate as published in the Wall Street Journal plus 0.5%. Interest only is payable on a monthly basis through March 2004 and thereafter the Note is payable in 60 equal monthly installments of principal and interest until the entire unpaid principal amount and accrued and unpaid interest is due and payable in March 2009. The equipment facility is secured by a security interest in the gas compressor and related equipment as well as in the Company's interests in the rights of way required to operate that equipment pursuant to the Deed Of Trust.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          16.1   Letter on change in certifying accountants

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 2003                     DOUBLE EAGLE PETROLEUM CO.
       ----------------


                                            By: /s/ David C. Milholm
                                            ------------------------------------
                                            David C. Milholm
                                            Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number                   Description
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     16.1           Letter on change in certifying accountants